Exhibit 32.2 (1)

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Systems Management Solutions, Inc., a Nevada corporation (the "Company"), hereby certifies that:

         To my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August  15, 2005


                                BY: /s/ MORRIS KUNOFSKY
                                   -----------------------------------------
                                   MORRIS KUNOFSKY
                                   CHIEF  FINANCIAL OFFICER